UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2012

Banks.com, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-33074	55-3234205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

425 Market Street, Suite 2200, San Francisco, CA 94105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(415) 962-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

As previously disclosed in a Current Report on Form 8-K filed on February 28, 2012, on February 26, 2012, Banks.com, Inc. (“Banks.com”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Remark Media, Inc., a Delaware corporation (“Remark Media”), and Remark Florida, Inc.,  a Florida corporation and wholly owned subsidiary of Remark Media (“Merger Sub”).  Pursuant to the Merger Agreement and subject to the conditions set forth therein, Remark Media will acquire Banks.com through the merger (the “Merger”) of Merger Sub with and into Banks.com, with Banks.com surviving the Merger as a wholly owned subsidiary of Remark Media.

Pursuant to the terms of the Merger Agreement, if the Merger had not closed by May 31, 2012, either Remark Media or Banks.com had the right to terminate the Merger Agreement.  On June 5, 2012, Banks.com, Remark Media and Merger Sub entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) pursuant to which the parties agreed to extend such date to June 30, 2012.  If the Merger is not closed by such date, either Remark Media or Banks. com will once again have the right to terminate the Merger Agreement.

In connection with such Amendment, each of the principal shareholders of Banks.com executed new Stockholders’ Support Agreements effective June 5, 2012.  Such new agreements extended the date through which these shareholders agreed to vote their shares of Banks.com common and preferred stock in favor of the Merger to June 30, 2012.  There were no further changes to such agreements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the pending transaction between Banks.com and Remark Media, described in this Current Report on Form 8-K, Remark Media has filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (Reg No. 333-180570) that includes a proxy statement of Banks.com that also constitutes a prospectus of Remark Media. Banks.com will mail the definitive proxy statement/prospectus to its shareholders. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PENDING TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by Banks.com and Remark with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when available) and the other documents filed by Banks.com with the SEC may also be obtained for free by accessing Banks.com’s website at www.banks.com/corp and clicking on the “Investor Relations” link and then clicking on the link for “SEC Filings.”

PARTICIPANTS IN SOLICITATION

Banks.com and its respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Banks.com in favor of the pending transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the pending transaction will be set forth in the definitive proxy statement/prospectus filed with the SEC. You can find information about Banks.com’s executive officers and directors in its definitive proxy statement filed with the SEC on April 29, 2011.

Forward-Looking Statements

Statements that describe the objectives, expectations, plans or goals of Banks.com, Remark Media or Merger Sub (including, without limitation, their expectations with respect to the timing of the closing of the Merger) are forward-looking statements. Forward looking-statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.  In addition, the Merger is subject to the satisfaction of certain conditions and the absence of events that could give rise to the termination of the Merger Agreement.  We caution against placing undue reliance on forward-looking statements, which reflect our current beliefs and are based on information currently available to us as of the date a forward-looking statement is made. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from our forward-looking statements may appear in Banks.com’s or Remark Media’s public filings with the SEC, which are available at www.sec.gov, and which you are advised to consult.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                      Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger among Remark Media, Inc., Remark Florida, Inc. and Banks.com, Inc. dated June 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date:  June 6, 2012                                                               By:  /s/ Daniel O’Donnell
Name: Daniel O’ Donnell
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number                                                     Description
2.1	Amendment No. 1 to Agreement and Plan of Merger among Remark Media, Inc., Remark Florida, Inc. and Banks.com, Inc. dated June 5, 2012